                                                                               .
                                                                               .
                                                                               .
                                                                    Exhibit 99.1



FOR IMMEDIATE RELEASE

INVESTORS CONTACT:                                MEDIA CONTACT:
Linda Snyder                                      Robert Schettino
408/220-8405                                      408/220-8179
Linda_snyder@hyperion.com                         Robert_schettino@hyperion.com

              HYPERION REPORTS RECORD FISCAL THIRD QUARTER RESULTS

              BROAD-BASED PRODUCT DEMAND DRIVES 31% REVENUE GROWTH

SUNNYVALE, CALIF., APRIL 21, 2004 - Hyperion (Nasdaq: HYSL), the leading provider of Business Performance Management software, today announced record financial results for its fiscal third quarter ended March 31, 2004.

         Total revenues for the quarter increased 31% to $166.1 million, compared to $126.6 million for the same period a year ago. Software license revenue increased 29% to $65.1 million, compared to $50.4 million for the same period a year ago, while maintenance and services revenue grew 33% to $101.0 million, compared to $76.1 million in the year-ago period.

         The company's third-quarter net income, as reported in accordance with U.S. generally accepted accounting principles (GAAP), increased 54% to $12.7 million, or $0.32 per diluted share, compared to net income of $8.3 million, or $0.23 per diluted share, for the third quarter of fiscal 2003.

         Third quarter non-GAAP pro forma net income was $14.9 million, or $0.37 per diluted share, excluding the impact of charges, net of related tax, for deferred revenue write-downs, the amortization of purchased intangibles, deferred stock-based compensation, and restructuring costs.

         Hyperion's balance sheet reflects cash and short-term investments totaling $338.7 million at March 31, 2004. This compares to $314.5 million in cash and short-term investments at December 31, 2003. Cash flow from operations for the quarter was $38.2 million. The company used cash of $33.0 million to repurchase stock during the quarter, completing its $125 million stock repurchase program announced in July 2003. Days sales outstanding (DSO) improved eight days sequentially to 62 days.

         "We're pleased to have delivered the best revenues in our company's history, with a pro forma operating margin of nearly 14% and the highest net income since the June quarter of 1998," said Jeffrey R. Rodek, Hyperion's chairman and chief executive officer. "Broad-based product demand across our three geographic regions helped drive 29% license revenue growth over the same quarter last year. Sales of our core Hyperion Essbase platform and Hyperion Performance Suite each grew sequentially and year-over-year and brought us into transactions with many new customers. Our financial applications had another quarter of solid growth. We closed a record-breaking 20 transactions greater than $500,000, as customers increasingly recognize the value of deploying our BPM and BI solutions on an enterprise scale.

Hyperion Reports Fiscal Third-Quarter Results                                p.2


         "In addition to our positive financial results, we began shipping several new product releases during the quarter, including Performance Suite 8.2, part of our new and strengthened Business Intelligence Platform," added Rodek. "Whether a company purchases a single product or an entire solution, customers are increasingly implementing our Business Performance Management vision. We're working hard to build on this momentum with on-going product innovation."

NON-GAAP FINANCIAL MEASURES

         In analyzing its financial results, Hyperion has used non-GAAP pro forma financial measures (excluding adjustments, such as those relating to purchase accounting and restructuring costs) because they provide meaningful information regarding the company's operational performance that excludes certain non-cash and non-recurring expenses. They also facilitate management's internal comparisons to the company's historical operating results and to competitors' operating results. Wherever non-GAAP disclosures have been included in this press release, the company has reconciled them to the appropriate GAAP disclosures.

         The non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. Non-GAAP results should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

              Reconciliation of GAAP to Pro Forma Q3 FY04 Earnings

            Q3 FY04 GAAP Earnings                                        $0.32

            Plus:
              Deferred maintenance revenue adjustment                     0.01
              Amortization of intangibles                                 0.05
              Amortization of deferred stock-based compensation           0.02

            Less:  Income tax effect of pro forma adjustments            (0.03)
                                                                         ------

            Q3 FY04 Non-GAAP Pro Forma Earnings                          $0.37
                                                                         ======

BUSINESS OUTLOOK

         Hyperion also reported today its outlook for the fourth quarter of fiscal 2004. On a GAAP basis, the company currently expects total revenues in the range of $167 million to $171 million and diluted earnings per share in the range of $0.29 to $0.34. This outlook assumes an effective tax rate of 37% and diluted shares outstanding of 41.2 million.

         Excluding the purchase accounting impact on deferred maintenance revenue and the impact of the amortization of intangible assets and deferred stock-based compensation, the company expects diluted earnings per share on a non-GAAP pro forma basis for the June quarter in the range of $0.36 to $0.41.

Hyperion Reports Fiscal Third-Quarter Results                                p.3

              Reconciliation of GAAP to Pro Forma Business Outlook

          Projected Q4 FY04 GAAP Earnings                            $0.29-$0.34
          Plus:

             Deferred maintenance revenue adjustment                    $0.01
             Amortization of intangibles                                $0.05
             Amortization of deferred stock-based compensation          $0.05

          Less:  Income tax effect of pro forma adjustments             (0.04)
                                                                        -----
          Projected Q4 FY04 Non-GAAP Pro Forma Earnings             $0.36 -  0.41
                                                                    =============

OTHER RECENT DEVELOPMENTS

Hyperion has reported several major developments since its last earnings announcement in January 2004.

- The company won major customer contracts at Bank of China (Hong Kong), British American Tobacco (United Kingdom), CNH Global, Fiat Gesco (Italy), Follett Corporation, Highmark, Metso Oyj (Finland), Par Pharmaceutical, Poste Italiane (Italy), R.H. Donnelley, Rohm and Haas, Shire Pharmaceuticals Group (United Kingdom), SouthTrust Bank, and United Technologies Corporation.

- Customers from more than 40 organizations are responding enthusiastically to the beta version of Hyperion Essbase Aggregate Storage Option, code-named Project Ukraine. Initial results demonstrate:

         - Immediate benefits for all types of Hyperion Essbase applications, especially those beyond finance when handling sparse data, such as product analysis in retail and manufacturing businesses, and customer-centric analytics;

         - Significant calculation performance improvements of 10-100 times over prior releases of Hyperion Essbase;

         -        The ability to reduce disk resources required by 10-30 times;
                  and

         - The ability to quickly and with minimal effort optimize applications and migrate existing Hyperion Essbase applications to the new product.

- The company began shipping Hyperion Performance Suite 8.2, which builds upon its proven strengths in query, analysis, and enterprise reporting and makes dashboards even easier to use, deploy, and personalize.

- The new Hyperion BI Platform was introduced in February. It combines Hyperion Essbase 7.0, which became available in December 2003, and Hyperion Performance Suite 8.2 in a single platform for business intelligence.

Hyperion Reports Fiscal Third-Quarter Results                                p.4

- Industry analyst firm META Group ranked Hyperion as a leader in the METAspectrum(SM) Business Performance Management software evaluation for the second year in a row.

-        Yorgen H. Edholm was appointed to the Hyperion board of directors.
         Edholm, a founder of Brio Software, is currently president and CEO of Accellion, Inc.

- John Pierson has been appointed to the position of vice president of the Americas, responsible for driving Hyperion's sales, services and field marketing strategies within the Americas. Pierson joined Hyperion in March 2001 as vice president of the company's channels organization, bringing more than 20 years of experience in sales and marketing management.

CONFERENCE CALL AND WEBCAST

         Hyperion's executive management will host a conference call at 5:00 p.m. ET today to discuss these financial results. The conference call will be webcast live with access from the Investor Relations section of the Hyperion Web site at www.hyperion.com. A replay of the webcast will also be available from the company's Web site.

ABOUT HYPERION

Hyperion is the global leader in Business Performance Management software. More than 9,000 customers - including 91 of the Fortune 100 - rely on Hyperion software to translate strategies into plans, monitor execution and provide insight to improve financial and operational performance. Hyperion combines the most complete set of interoperable applications with the leading Business Intelligence platform to support and create Business Performance Management solutions. A network of more than 600 partners provides the company's innovative and specialized solutions and services.

Named one of the FORTUNE 100 Best Companies to Work For 2004, Hyperion employs approximately 2,600 people in 20 countries. Distributors represent Hyperion in an additional 25 countries. Headquartered in Sunnyvale, California, Hyperion - together with recently acquired Brio Software Inc. - generated combined annual revenues of $612 million for the 12 months ending June 30, 2003. Hyperion is traded under the Nasdaq symbol HYSL. For more information, please visit www. hyperion.com, www.hyperion.com/contactus or call 800 286 8000 (U.S. only).

FORWARD-LOOKING STATEMENTS

Statements in this press release other than statements of historical fact are forward-looking statements, including, but not limited to, statements concerning expected future financial results, the potential success of anticipated product offerings, and the potential market opportunities for business performance management software. Such statements constitute anticipated outcomes and do not assure results. Actual results may differ materially from those anticipated by the forward-looking statements due to a variety of factors, including, but not limited to the company's failure to continue successful integration of the Brio business, failure to successfully drive increases in software license revenue (by both increasing sales of newer products, and limiting falloff of older product revenue), significant product quality problems, failure to successfully drive partner revenue, significant strengthening of the dollar against key European currencies, the impact of competitive products and pricing, a decline in customer demand, and technological shifts. For a more detailed discussion of factors that could affect the company's performance and cause actual results to differ materially from those anticipated in the forward-looking statements, interested parties should review the company's filings with the Securities and Exchange

Hyperion Reports Fiscal Third-Quarter Results                                p.5

Commission, including the Report on Form 10-K filed on August 13, 2003 and the Report on Form 10-Q filed on February 9, 2004. The company does not undertake an obligation to update its forward-looking statements to reflect future events or circumstances.

                                      # # #

"Hyperion," the Hyperion "H" logo and Hyperion's product names are trademarks of Hyperion. References to other companies and their products use trademarks owned by the respective companies and are for reference purpose only.

                HYPERION SOLUTIONS CORPORATION
            Consolidated Statements of Operations
            (In thousands, except per share data)
                         (Unaudited)

                                            THREE MONTHS ENDED              NINE MONTHS ENDED
                                                 MARCH 31,                      MARCH 31,
                                           2004            2003            2004            2003
                                         ---------       ---------       ---------       ---------
REVENUES
Software licenses                        $  65,108       $  50,449       $ 167,854       $ 146,176
Maintenance and services                   101,036          76,110         277,978         226,299
                                         ---------       ---------       ---------       ---------
TOTAL REVENUES                             166,144         126,559         445,832         372,475

COSTS AND EXPENSES
Cost of revenues:
     Software licenses                       3,400           4,136           9,867          10,782
     Maintenance and services               39,546          34,119         107,052          98,654
Sales and marketing                         60,617          46,932         161,314         136,672
Research and development                    26,329          18,598          69,686          54,577
General and administrative                  16,763          10,412          45,633          34,231
Restructuring charges                          162            --             3,678             596
In-process research and development           --              --             2,300            --
                                         ---------       ---------       ---------       ---------
TOTAL COSTS AND EXPENSES                   146,817         114,197         399,530         335,512
                                         ---------       ---------       ---------       ---------

OPERATING INCOME                            19,327          12,362          46,302          36,963

Interest and other income                      893           1,458           3,156           4,491
Interest and other expense                     (20)           (698)         (1,092)         (2,332)
Gain (loss) on redemption of debt             --              --              (936)            478
                                         ---------       ---------       ---------       ---------
INCOME BEFORE INCOME TAXES                  20,200          13,122          47,430          39,600

Income tax provision                         7,474           4,855          18,399          14,652
                                         ---------       ---------       ---------       ---------
NET INCOME                               $  12,726       $   8,267       $  29,031       $  24,948
                                         =========       =========       =========       =========

Basic net income per share               $    0.33       $    0.24       $    0.77       $    0.73
Diluted net income per share             $    0.32       $    0.23       $    0.74       $    0.71

Shares used in computing basic
     net income per share                   38,208          34,795          37,624          34,119
Shares used in computing diluted
     net income per share                   39,871          36,078          39,307          35,231

                         HYPERION SOLUTIONS CORPORATION
   RECONCILIATION OF GAAP TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                     (In thousands, except per share data)
                                  (Unaudited)

                                                       THREE MONTHS ENDED                            THREE MONTHS ENDED
                                                         MARCH 31, 2004                                MARCH 31, 2003
                                          -----------------------------------------       -----------------------------------------
                                            GAAP                          PRO FORMA         GAAP                          PRO FORMA
                                           RESULTS        ADJUSTMENTS      RESULTS         RESULTS        ADJUSTMENTS      RESULTS
                                          ---------       ----------      ---------       ---------       ----------      ---------
REVENUES
Software licenses                         $  65,108       $               $  65,108       $  50,449       $               $  50,449
Maintenance and services                    101,036            535 A        101,571          76,110                          76,110
                                          ---------       ----------      ---------       ---------       ----------      ---------
TOTAL REVENUES                              166,144              535        166,679         126,559             --          126,559

COSTS AND EXPENSES
Cost of revenues:
     Software licenses                        3,400         (1,325)B          2,075           4,136            (536)B         3,600
     Maintenance and services                39,546           (269)B,C       39,277          34,119              (3)C        34,116
Sales and marketing                          60,617           (659)B,C       59,958          46,932             (24)C        46,908
Research and development                     26,329           (102)C         26,227          18,598              (5)C        18,593
General and administrative                   16,763           (405)C         16,358          10,412             (34)C        10,378
Restructuring charges                           162           (162)D           --              --                              --
                                          ---------       ----------      ---------       ---------       ----------      ---------
TOTAL COSTS AND EXPENSES                    146,817           (2,922)       143,895         114,197             (602)       113,595
                                          ---------       ----------      ---------       ---------       ----------      ---------

OPERATING INCOME                             19,327            3,457         22,784          12,362              602         12,964

Interest and other income                       893                             893           1,458                           1,458
Interest and other expense                      (20)                            (20)           (698)                           (698)
                                          ---------       ----------      ---------       ---------       ----------      ---------
INCOME BEFORE INCOME TAXES                   20,200            3,457         23,657          13,122              602         13,724

Income tax provision                          7,474            1,279E         8,753           4,855              223E         5,078
                                          ---------       ----------      ---------       ---------       ----------      ---------
NET INCOME                                $  12,726       $    2,178      $  14,904       $   8,267       $      379      $   8,646
                                          =========       ==========      =========       =========       ==========      =========

Basic net income per share                $    0.33                       $    0.39       $    0.24                       $    0.25
Diluted net income per share              $    0.32                       $    0.37       $    0.23                       $    0.24

Shares used in computing basic
     net income per share                    38,208                          38,208          34,795                          34,795
Shares used in computing diluted
     net income per share                    39,871                          39,871          36,078                          36,078

PRO FORMA ADJUSTMENTS:

A) Impact of Brio deferred maintenance revenue write-down.

B) Amortization of acquired intangible assets consists of $1,325 in cost of software license revenue, $220 in cost of maintenance and services revenue and $400 in sales and marketing expense for the three months ended March 31, 2004. Amortization of acquired intangible assets consists of $536 in cost of software license revenue for the three months ended March 31, 2003.

C) Amortization of deferred stock-based compensation consists of $49 in cost of maintenance and services revenue, $259 in sales and marketing expense, $102 in research and development expense and $405 in general and administrative expense for the three months ended March 31, 2004. Amortization of deferred stock-based compensation consists of $3 in cost of maintenance and services revenue, $24 in sales and marketing expense, $5 in research and development expense and $34 in general and administrative expense for the three months ended March 31, 2003.

D) Restructuring charges.

E) Income tax effect of pro forma adjustments.

                         HYPERION SOLUTIONS CORPORATION
   RECONCILIATION OF GAAP TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                     (In thousands, except per share data)
                                   (Unaudited)


                                                      NINE MONTHS ENDED                              NINE MONTHS ENDED
                                                       MARCH 31, 2004                                  MARCH 31, 2003
                                         -----------------------------------------       ------------------------------------------
                                           GAAP                          PRO FORMA         GAAP                          PRO FORMA
                                          RESULTS        ADJUSTMENTS      RESULTS         RESULTS        ADJUSTMENTS      RESULTS
                                         ---------       ----------      ---------       ---------       -----------      ---------
REVENUES
Software licenses                        $ 167,854       $               $ 167,854       $ 146,176       $                $ 146,176
Maintenance and services                   277,978            1,192A       279,170         226,299                          226,299
                                         ---------       ----------      ---------       ---------       -----------      ---------
TOTAL REVENUES                             445,832            1,192        447,024         372,475              --          372,475

COSTS AND EXPENSES
Cost of revenues:
     Software licenses                       9,867           (2,649)B        7,218          10,782            (1,584)B        9,198
     Maintenance and services              107,052             (513)B,C    106,539          98,654                (3)C       98,651
Sales and marketing                        161,314           (1,717)B,C    159,597         136,672               (24)C      136,648
Research and development                    69,686             (356)C       69,330          54,577                (5)C       54,572
General and administrative                  45,633             (836)C       44,797          34,231               (34)C       34,197
Restructuring charges                        3,678           (3,678)D         --               596              (596)D         --
In-process research and development          2,300           (2,300)E         --              --                               --
                                         ---------       ----------      ---------       ---------       -----------      ---------
TOTAL COSTS AND EXPENSES                   399,530          (12,049)       387,481         335,512            (2,246)       333,266
                                         ---------       ----------      ---------       ---------       -----------      ---------

OPERATING INCOME                            46,302           13,241         59,543          36,963             2,246         39,209

Interest and other income                    3,156                           3,156           4,491                            4,491
Interest and other expense                  (1,092)                         (1,092)         (2,332)                          (2,332)
Gain (loss) on redemption of debt             (936)             936F         --               478               (478)F         --
                                         ---------       ----------      ---------       ---------       -----------      ---------
INCOME BEFORE INCOME TAXES                  47,430           14,177         61,607          39,600             1,768         41,368

Income tax provision                        18,399            4,394G        22,793          14,652               654G        15,306
                                         ---------       ----------      ---------       ---------       -----------      ---------
NET INCOME                               $  29,031       $    9,783      $  38,814       $  24,948       $     1,114      $  26,062
                                         =========       ==========      =========       =========       ===========      =========

Basic net income per share               $    0.77                       $    1.03       $    0.73                        $    0.76
Diluted net income per share             $    0.74                       $    0.99       $    0.71                        $    0.74

Shares used in computing basic
     net income per share                   37,624                          37,624          34,119                           34,119
Shares used in computing diluted
     net income per share                   39,307                          39,307          35,231                           35,231



PRO FORMA ADJUSTMENTS:

A) Impact of Brio deferred maintenance revenue write-down.

B) Amortization of acquired intangible assets consists of $2,649 in cost of software license revenue, $403 in cost of maintenance and services revenue and $733 in sales and marketing expense for the nine months ended March 31, 2004. Amortization of acquired intangible assets consists of $1,584 in cost of software license revenue for the nine months ended March 31, 2003.

C) Amortization of deferred stock-based compensation consists of $110 in cost of maintenance and services revenue, $984 in sales and marketing expense, $356 in research and development expense and $836 in general and administrative expense for the nine months ended March 31, 2004. Amortization of deferred stock-based compensation consists of $3 in cost of maintenance and services revenue, $24 in sales and marketing expense, $5 in research and development expense and $34 in general and administrative expense for the nine months ended March 31, 2003.

D) Restructuring charges.

E) In-process research and development write-off.

F) Gain (loss) on redemption of long-term debt.

G) Income tax effect of pro forma adjustments.

                              HYPERION SOLUTIONS CORPORATION
                                CONSOLIDATED BALANCE SHEETS
                             (In thousands, except par value)

                                                                                    MARCH 31,       JUNE 30,
                                                                                      2004            2003
                                                                                   ---------       ---------
                                                                                  (Unaudited)
ASSETS
Current assets:
     Cash and cash equivalents                                                     $ 329,107       $ 398,040
     Short-term investments                                                            9,547          18,514
     Accounts receivable, net of allowances of $9,263 and $8,231                     114,308          98,774
     Deferred income taxes                                                            13,218          12,890
     Prepaid expenses and other current assets                                        20,667          18,498
                                                                                   ---------       ---------
TOTAL CURRENT ASSETS                                                                 486,847         546,716

Property and equipment, net                                                           69,323          67,533
Goodwill                                                                             140,143          12,774
Intangible assets, net                                                                32,969           8,120
Deferred income taxes                                                                 22,546          13,633
Other assets                                                                           5,288           5,982
                                                                                   ---------       ---------
TOTAL ASSETS                                                                       $ 757,116       $ 654,758
                                                                                   =========       =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Accounts payable and accrued expenses                                         $  58,003       $  45,631
     Accrued employee compensation and benefits                                       46,315          41,637
     Income taxes payable                                                                109            --
     Deferred revenue                                                                135,296         104,868
     Other current liabilities                                                         4,455           3,931
                                                                                   ---------       ---------
TOTAL CURRENT LIABILITIES                                                            244,178         196,067

Long-term debt                                                                          --            50,040
Other liabilities                                                                     24,794          11,326

Stockholders' equity:
     Preferred stock - $0.001 par value; 5,000 shares authorized; none issued           --              --
     Common stock - $0.001 par value; 300,000 shares authorized;
        38,743 and 36,654 shares issued; 38,743 and 36,105 shares outstanding             39              37
     Additional paid-in capital                                                      413,082         278,339
     Treasury stock, at cost: zero and 549 common shares                                --           (10,847)
     Deferred stock-based compensation                                                (7,294)         (2,893)
     Retained earnings                                                                83,618         137,582
     Accumulated other comprehensive loss                                             (1,301)         (4,893)
                                                                                   ---------       ---------
TOTAL STOCKHOLDERS' EQUITY                                                           488,144         397,325
                                                                                   ---------       ---------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                         $ 757,116       $ 654,758
                                                                                   =========       =========

                                  HYPERION SOLUTIONS CORPORATION
                              CONSOLIDATED STATEMENTS OF CASH FLOWS
                                          (In thousands)
                                           (Unaudited)

                                                                                          NINE MONTHS ENDED
                                                                                              MARCH 31,
                                                                                         2004            2003
                                                                                       ---------       ---------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                             $  29,031       $  24,948
Adjustments to reconcile net income to net cash provided by operating activities:
     (Gain) loss on redemption of debt                                                       936            (478)
     (Gain) loss on sale of assets                                                            87             (35)
     Depreciation and amortization                                                        26,291          21,113
     Provision for accounts receivable allowances                                          7,611           5,378
     Deferred income taxes                                                                (3,491)          2,449
     Income tax benefit from exercise of stock options                                    11,922           4,946
     In-process research and development                                                   2,300            --
Changes in operating assets and liabilities:
     Accounts receivable                                                                  (1,315)         28,769
     Prepaid expenses and other current assets                                            (3,569)           (464)
     Other assets                                                                          1,859            (203)
     Accounts payable and accrued expenses                                               (10,747)        (10,760)
     Accrued employee compensation and benefits                                           (5,523)         (5,793)
     Income taxes payable                                                                  5,325           3,899
     Deferred revenue                                                                       (383)          3,183
     Other current liabilities                                                               524          (3,810)
     Other liabilities                                                                    (2,155)           (297)
                                                                                       ---------       ---------
Net cash provided by operating activities                                                 58,703          72,845
                                                                                       ---------       ---------

CASH FLOWS FROM INVESTING ACTIVITIES
     Purchases of investments                                                             (9,063)        (12,093)
     Proceeds from maturities of investments                                              31,937          21,280
     Purchases of property and equipment                                                 (14,299)        (13,635)
     Proceeds from sale of property and equipment                                             91             455
     Purchases of intangible assets                                                       (1,345)         (1,647)
     Payments for acquisitions, net of cash acquired                                      (6,531)           --
                                                                                       ---------       ---------
Net cash provided by (used in) investing activities                                          790          (5,640)
                                                                                       ---------       ---------

CASH FLOWS FROM FINANCING ACTIVITIES
     Principal payments on mortgage loan                                                    --            (2,298)
     Redemption of debt                                                                  (50,683)        (27,930)
     Purchases of common stock                                                          (124,942)           --
     Proceeds from issuance of common stock                                               43,082          29,064
                                                                                       ---------       ---------
Net cash used in financing activities                                                   (132,543)         (1,164)

Effect of exchange rate on cash and cash equivalents                                       4,117           1,689
                                                                                       ---------       ---------

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                         (68,933)         67,730
Cash and cash equivalents at beginning of period                                         398,040         311,130
                                                                                       ---------       ---------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                             $ 329,107       $ 378,860
                                                                                       =========       =========

SUPPLEMENTAL CASH FLOW INFORMATION:
     Cash paid for interest                                                            $   2,559       $   3,097
     Cash paid for income taxes                                                        $   4,375       $   2,788

                      HYPERION SOLUTIONS CORPORATION
                       Supplemental Financial Data
                             ($ in thousands)
                               (Unaudited)


                                                                                                   FISCAL 2003
                                                                 ------------------------------------------------------------------
                                                                       Q1              Q2                Q3                 Q4
                                                                 --------------  ---------------   ---------------  ---------------
                             REVENUE ANALYSIS
Software License Revenue                                         $ 44,591   37%  $ 51,136    41%   $ 50,449    40%  $ 55,590    40%
Maintenance and Services Revenue:
       Maintenance Revenue                                         51,578   43%    52,405    42%     53,174    42%    55,000    40%
       Consulting and Training Revenue                             23,710   20%    22,496    18%     22,936    18%    27,393    20%
                                                                 --------------  ---------------   ---------------  ---------------
Total Maintenance and Services Revenue                             75,288   63%    74,901    59%     76,110    60%    82,393    60%
                                                                 --------------  ---------------   ---------------  ---------------
TOTAL REVENUE                                                    $119,879  100%  $126,037   100%   $126,559   100%  $137,983   100%
                                                                 --------------  ---------------   ---------------  ---------------

                           REVENUE BY GEOGRAPHY
Americas                                                         $ 76,878   64%  $ 77,320    61%   $ 78,762    62%  $ 85,578    62%
EMEA                                                               35,834   30%    41,760    33%     40,963    32%    45,431    33%
APAC                                                                7,167    6%     6,957     6%      6,834     5%     6,974     5%
                                                                 --------------  ---------------   ---------------  ---------------
TOTAL REVENUE                                                    $119,879  100%  $126,037   100%   $126,559   100%  $137,983   100%
                                                                 --------------  ---------------   ---------------  ---------------

                  SOFTWARE LICENSE REVENUE BY GEOGRAPHY
Americas                                                         $ 27,896   63%  $ 28,395    56%   $ 30,064    60%  $ 32,692    59%
EMEA                                                               12,903   29%    19,206    38%     16,912    34%    19,158    34%
APAC                                                                3,792    9%     3,535     7%      3,473     7%     3,740     7%
                                                                 --------------  ---------------   ---------------  ---------------
TOTAL SOFTWARE LICENSE REVENUE                                   $ 44,591  100%  $ 51,136   100%   $ 50,449   100%  $ 55,590   100%
                                                                 --------------  ---------------   ---------------  ---------------

                   SOFTWARE LICENSE REVENUE BY CHANNEL
Direct                                                           $ 33,262   75%  $ 37,103    73%   $ 35,335    70%  $ 43,089    78%
Indirect                                                           11,329   25%    14,033    27%     15,114    30%    12,501    22%
                                                                 --------------  ---------------   ---------------  ---------------
TOTAL SOFTWARE LICENSE REVENUE                                   $ 44,591  100%  $ 51,136   100%   $ 50,449   100%  $ 55,590   100%
                                                                 --------------  ---------------   ---------------  ---------------

                   TRANSACTION AND CUSTOMER INFORMATION
Average Selling Price                                            $    135        $    129          $    130         $    132
Number of  Software Transactions > $500                                 7              13                15               14
Number of New Customers                                               185             165               132              135
Percentage of License Revenue from New Customers                       40%             35%               30%              31%

             SELECTED BALANCE SHEET AND CASH FLOW
             INFORMATION
Cash, Cash Equivalents and Short-Term Investments                $346,022        $352,282          $388,783         $416,554
Cash Flow from Operations                                        $ 26,153        $ 14,527          $ 32,165         $ 15,268
Repurchases of Convertible Notes                                 $  4,692        $ 23,238          $   --           $   --
Repurchases of Common Stock                                      $   --          $   --            $   --           $   --
Days Sales Outstanding                                                 61              62                55               64

                                HEADCOUNT
Quota-Carrying Sales Representatives                                  230             223               213              213
                                                                 --------------  ---------------   ---------------  ---------------
Americas Headcount                                                  1,593   70%     1,555    70%      1,539    71%     1,572    71%
EMEA Headcount                                                        571   25%       551    25%        541    25%       537    24%
APAC Headcount                                                        100    4%       100     5%         98     4%       100     5%
                                                                 --------------  ---------------   ---------------  ---------------
TOTAL COMPANY HEADCOUNT                                             2,264  100%     2,206   100%      2,178   100%     2,209   100%
                                                                 --------------  ---------------   ---------------  ---------------




                                                                                     FISCAL 2004
                                                                  -------------------------------------------------
                                                                        Q1               Q2                Q3
                                                                  ---------------  ---------------  --------------
                             REVENUE ANALYSIS
Software License Revenue                                          $ 43,045    35%  $ 59,701    38%  $ 65,108    39%
Maintenance and Services Revenue:
       Maintenance Revenue                                          55,310    45%    68,243    44%    70,975    43%
       Consulting and Training Revenue                              25,197    20%    28,192    18%    30,061    18%
                                                                  ---------------  ---------------  --------------
Total Maintenance and Services Revenue                              80,507    65%    96,435    62%   101,036    61%
                                                                  ---------------  ---------------  --------------
TOTAL REVENUE                                                     $123,552   100%  $156,136   100%  $166,144   100%
                                                                  ---------------  ---------------  --------------

                           REVENUE BY GEOGRAPHY
Americas                                                          $ 74,942    61%  $ 95,513    61%  $100,057    60%
EMEA                                                                41,836    34%    49,839    32%    54,367    33%
APAC                                                                 6,774     5%    10,784     7%    11,720     7%
                                                                  ---------------  ---------------  --------------
TOTAL REVENUE                                                     $123,552   100%  $156,136   100%  $166,144   100%
                                                                  ---------------  ---------------  --------------

                  SOFTWARE LICENSE REVENUE BY GEOGRAPHY
Americas                                                          $ 22,282    52%  $ 34,086    57%  $ 35,383    54%
EMEA                                                                17,322    40%    19,809    33%    23,286    36%
APAC                                                                 3,441     8%     5,806    10%     6,439    10%
                                                                  ---------------  ---------------  --------------
TOTAL SOFTWARE LICENSE REVENUE                                    $ 43,045   100%  $ 59,701   100%  $ 65,108   100%
                                                                  ---------------  ---------------  --------------

                   SOFTWARE LICENSE REVENUE BY CHANNEL
Direct                                                            $ 32,504    76%  $ 47,475    80%  $ 46,278    71%
Indirect                                                            10,541    24%    12,226    20%    18,830    29%
                                                                  ---------------  ---------------  --------------
TOTAL SOFTWARE LICENSE REVENUE                                    $ 43,045   100%  $ 59,701   100%  $ 65,108   100%
                                                                  ---------------  ---------------  --------------

                   TRANSACTION AND CUSTOMER INFORMATION
Average Selling Price                                             $    139         $    116         $    122
Number of  Software Transactions > $500                                 14               11               20
Number of New Customers                                                127              155              202
Percentage of License Revenue from New Customers                        42%              26%              24%

             SELECTED BALANCE SHEET AND CASH FLOW
             INFORMATION
Cash, Cash Equivalents and Short-Term Investments                 $408,522         $314,507         $338,654
Cash Flow from Operations                                         $ 14,727         $  5,780         $ 38,196
Repurchases of Convertible Notes                                  $   --           $ 50,683         $   --
Repurchases of Common Stock                                       $ 26,027         $ 65,940         $ 32,975
Days Sales Outstanding                                                  64               70               62

                                HEADCOUNT
Quota-Carrying Sales Representatives                                   209              268              276
                                                                  ---------------  ---------------  --------------
Americas Headcount                                                   1,560    71%     1,797    70%     1,789    71%
EMEA Headcount                                                         543    25%       601    24%       575    23%
APAC Headcount                                                         108     5%       155     6%       173     7%
                                                                  ---------------  ---------------  --------------
TOTAL COMPANY HEADCOUNT                                              2,211   100%     2,553   100%     2,537   100%
                                                                  ---------------  ---------------  --------------




                                                                   % CHANGE     % CHANGE
                                                                  OVER Q2 04   OVER Q3 03
                                                                  -----------  ----------
                             REVENUE ANALYSIS
Software License Revenue                                                9%         29%
Maintenance and Services Revenue:
       Maintenance Revenue                                              4%         33%
       Consulting and Training Revenue                                  7%         31%
                                                                  -----------  ----------
Total Maintenance and Services Revenue                                  5%         33%
                                                                  -----------  ----------
TOTAL REVENUE                                                           6%         31%
                                                                  -----------  ----------

                           REVENUE BY GEOGRAPHY
Americas                                                                5%         27%
EMEA                                                                    9%         33%
APAC                                                                    9%         71%
                                                                  -----------  ----------
TOTAL REVENUE                                                           6%         31%
                                                                  -----------  ----------

                  SOFTWARE LICENSE REVENUE BY GEOGRAPHY
Americas                                                                4%         18%
EMEA                                                                   18%         38%
APAC                                                                   11%         85%
                                                                  -----------  ----------
TOTAL SOFTWARE LICENSE REVENUE                                          9%         29%
                                                                  -----------  ----------

                   SOFTWARE LICENSE REVENUE BY CHANNEL
Direct                                                                 -3%         31%
Indirect                                                               54%         25%
                                                                  -----------  ----------
TOTAL SOFTWARE LICENSE REVENUE                                          9%         29%
                                                                  -----------  ----------

                   TRANSACTION AND CUSTOMER INFORMATION
Average Selling Price                                                   5%         -6%
Number of  Software Transactions > $500                                82%         33%
Number of New Customers                                                30%         53%
Percentage of License Revenue from New Customers                       -8%        -20%

             SELECTED BALANCE SHEET AND CASH FLOW
             INFORMATION
Cash, Cash Equivalents and Short-Term Investments                       8%        -13%
Cash Flow from Operations                                             561%         19%
Repurchases of Convertible Notes                                     -100%         N/A
Repurchases of Common Stock                                           -50%         N/A
Days Sales Outstanding                                                -11%         13%

                                HEADCOUNT
Quota-Carrying Sales Representatives                                    3%         30%
                                                                  -----------  ----------
Americas Headcount                                                      0%         16%
EMEA Headcount                                                         -4%          6%
APAC Headcount                                                         12%         77%
                                                                  -----------  ----------
TOTAL COMPANY HEADCOUNT                                                -1%         16%
                                                                  -----------  ----------